This report is being refiled to correct the date on the Item F - signature page.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS/A

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS Growth & Income Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

26 Financial Statements

30 Financial Highlights

35 Notes to Financial Statements

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Summary of Administrative Fee Evaluation by Independent Fee Consultant

50 Account Management Resources

51 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 1.02%, 1.96%, 1.79% and 0.51% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class A and B shares and for the 5-year and 10-year periods shown for Class C shares and for the 3-year, 5-year and Life of Class periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for the period prior to its inception on August 2, 1999 for Class A shares and prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of DWS Growth & Income Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-28.08%	-36.55%	-14.54%	-6.03%	-4.30%
Class B	-28.34%	-37.08%	-15.30%	-6.87%	-5.05%
Class C	-28.34%	-37.00%	-15.19%	-6.77%	-5.00%
Russell 1000® Index+	-30.59%	-38.27%	-13.24%	-4.54%	-2.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/09
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-27.85%	-36.19%	-14.11%	-5.58%	-1.91%
Russell 1000 Index+	-30.59%	-38.27%	-13.24%	-4.54%	.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/09	$ 9.99	$ 9.70	$ 9.75	$ 10.09
9/30/08	$ 14.02	$ 13.60	$ 13.68	$ 14.15
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .10	$ .05	$ .06	$ .12
Class A Lipper Rankings — Large-Cap Core Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	375	of	888	43
3-Year	539	of	766	71
5-Year	474	of	638	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] Russell 1000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,980	$5,882	$6,907	$6,075
	Average annual total return	-40.20%	-16.21%	-7.13%	-4.86%
Class B	Growth of $10,000	$6,104	$5,988	$6,958	$5,954
	Average annual total return	-38.96%	-15.71%	-7.00%	-5.05%
Class C	Growth of $10,000	$6,300	$6,101	$7,044	$5,989
	Average annual total return	-37.00%	-15.19%	-6.77%	-5.00%
Russell 1000 Index+	Growth of $10,000	$6,173	$6,531	$7,928	$7,708
	Average annual total return	-38.27%	-13.24%	-4.54%	-2.57%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Growth & Income Fund — Institutional Class [] Russell 1000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Growth & Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$638,100	$633,600	$750,600	$880,500
	Average annual total return	-36.19%	-14.11%	-5.58%	-1.91%
Russell 1000 Index+	Growth of $1,000,000	$617,300	$653,100	$792,800	$1,013,100
	Average annual total return	-38.27%	-13.24%	-4.54%	.20%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 0.66% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 3/31/09
DWS Growth & Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-27.94%	-36.32%	-14.24%	-5.68%	-3.94%
Russell 1000 Index+	-30.59%	-38.27%	-13.24%	-4.54%	-2.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 10.07
9/30/08	$ 14.13
Distribution Information Six Months as of 3/31/09: Income Dividends	$ .12
Class S Lipper Rankings — Large-Cap Core Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	361	of	888	41
3-Year	509	of	766	67
5-Year	417	of	638	66
10-Year	255	of	360	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income Fund — Class S [] Russell 1000 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,368	$6,308	$7,465	$6,691
	Average annual total return	-36.32%	-14.24%	-5.68%	-3.94%
Russell 1000 Index+	Growth of $10,000	$6,173	$6,531	$7,928	$7,708
	Average annual total return	-38.27%	-13.24%	-4.54%	-2.57%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 719.20	$ 716.60	$ 716.60	$ 720.60	$ 721.50
Expenses Paid per $1,000*	$ 4.80	$ 8.69	$ 8.13	$ 3.05	$ 2.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,019.35	$ 1,014.81	$ 1,015.46	$ 1,021.39	$ 1,022.39
Expenses Paid per $1,000*	$ 5.64	$ 10.20	$ 9.55	$ 3.58	$ 2.57
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Growth & Income Fund	1.12%	2.03%	1.90%	.71%	.51%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Growth & Income Fund's performance, strategy and the market environment during the six-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the economic and market environment over the last six months?

A: In the last annual report for this fund, published six months ago, we described the preceding year as a time of economic uncertainty and turmoil in capital markets. In the ensuing months, there was pronounced deterioration in the economy and financial markets, not only in the US but throughout the world. In December 2008, the National Bureau of Economic Research officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. Although the economy and markets remained weak into early 2009, the condition of credit markets has improved. Bonds began to recover in the first quarter of 2009, and the US equity market rallied impressively in March.

Despite the strength in March, essentially all equity indices posted sharply negative returns for the six months ended March 31, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -31.12% for the period.1 Large-cap stocks performed better than small-cap stocks: the small-cap Russell 2000® Index posted a return of -37.17% for the six months ended March 31, 2009, while the large-cap Russell 1000® Index returned -30.59%.2 All of the 10 sectors in the Russell 1000 Index had negative returns; the weakest sector was financials, down more than 50%, while the strongest was telecommunication services, down approximately 11%.

Q: How did the fund perform during this period?

A: DWS Growth & Income Fund Class A shares produced a total return of -28.08% for the six months ended March 31, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

The fund's return was above that of its benchmark, the Russell 1000 Index, which returned -30.59%, and above the average of its Lipper peer group category, Large-Cap Core Funds, which was -29.66%.3

Q: How is the fund managed?

A: The fund seeks long-term growth of capital, current income and growth of income.

We normally invest at least 65% of total assets in equities, mainly common stocks of large US companies. We may favor securities from different industries and companies at different times.

We use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

We will normally sell a stock when we believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

Q: Which industry groups and holdings had the greatest effect on the fund's performance?

A: In this challenging market environment, both sector allocation and stock selection contributed to performance relative to the benchmark. The major contributor to relative performance was an underweight and stock selection in the financials sector.4 Stock selection in the consumer discretionary sector was also highly positive. The greatest detractor from relative performance was stock selection in the energy sector.

In the financials sector, the fund's performance benefited from not owning some of the large financial institutions that experienced pronounced weakness. Also, one of the fund's largest positions in this sector, Bank of New York Mellon Corp., was down much less than the sector.

In the consumer discretionary sector, performance benefited from overweights in automotive retailer AutoZone, Inc.; The DIRECTV Group, Inc., a provider of digital television entertainment in the United States and Latin America; and McDonald's Corp.

Also positive was a significant underweight relative to the benchmark in General Electric Company*, a stock that has dropped sharply because of concerns about its large financial services business.

In the energy sector, nearly every stock was down sharply in an environment of falling oil prices. The major detractors were some of the fund's largest energy positions, including Occidental Petroleum Corp. and Chevron Corp., and Walter Industries, Inc., which is also involved in home construction and mortgage financing.

Other detractors were positions in Frontline Ltd., which operates oil tankers, and Ryder System, Inc., which provides transportation and supply chain management services.

Q: What other comments do you have for investors?

A: We continually monitor the fund's positions, reviewing and updating the portfolio, making changes as indicated by our model. We believe that our rigorous stock selection process, which combines quantitative analysis with fundamental research, can help the fund to generate superior risk-adjusted returns over time.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike funds returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Large-Cap Core Funds category is a group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.
* Not held in the portfolio as of March 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/09	9/30/08

Information Technology	18%	16%
Health Care	16%	13%
Industrials	12%	12%
Consumer Staples	12%	12%
Financials	12%	14%
Energy	11%	14%
Consumer Discretionary	10%	10%
Telecommunication Services	3%	4%
Materials	3%	4%
Utilities	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2009 (21.0% of Net Assets)
1. Microsoft Corp. Developer of computer software	2.8%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.5%
3. Wal-Mart Stores, Inc. Operator of discount stores	2.4%
4. JPMorgan Chase & Co. Provider of global financial services	2.2%
5. Occidental Petroleum Corp. Producer of oil and natural gas	2.1%
6. Bank of New York Mellon Corp. Provider of a complete range of financial services	1.9%
7. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.9%
8. Comcast Corp. Operator of broadband cable communications networks	1.8%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	1.7%
10. Colgate-Palmolive Co. Manufacturer of household and personal care products	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 9.6%
Auto Components 0.1%
Autoliv, Inc.	56,800	1,054,776
Hotels Restaurants & Leisure 1.9%
Carnival Corp. (Units) (a)	79,600	1,719,360
McDonald's Corp. (a)	432,540	23,603,708
Yum! Brands, Inc. (a)	284,100	7,807,068
		33,130,136
Household Durables 0.6%
Centex Corp.	132,800	996,000
Garmin Ltd. (a)	124,900	2,649,129
Harman International Industries, Inc.	87,400	1,182,522
Leggett & Platt, Inc. (a)	332,800	4,323,072
Ryland Group, Inc.	49,500	824,670
		9,975,393
Internet & Catalog Retail 0.5%
Amazon.com, Inc.* (a)	123,000	9,033,120
Media 3.6%
Comcast Corp. "A" (a)	1,937,800	26,431,592
Comcast Corp., Special "A" (a)	466,500	6,003,855
DISH Network Corp. "A"* (a)	372,400	4,137,364
Liberty Media Corp. — Entertainment "A"*	150,600	3,004,470
The DIRECTV Group, Inc.* (a)	547,400	12,475,246
Time Warner Cable, Inc.	114,795	2,846,916
Time Warner, Inc.	457,333	8,826,527
		63,725,970
Multiline Retail 0.4%
Macy's, Inc. (a)	887,300	7,896,970
Specialty Retail 2.4%
AutoZone, Inc.* (a)	8,500	1,382,270
Children's Place Retail Stores, Inc.*	59,000	1,291,510
Gymboree Corp.*	29,800	636,230
RadioShack Corp. (a)	568,700	4,873,759
Rent-A-Center, Inc.*	125,500	2,430,935
Ross Stores, Inc.	62,800	2,253,264
The Gap, Inc.	632,400	8,214,876
TJX Companies, Inc. (a)	741,700	19,017,188
Tractor Supply Co.*	40,900	1,474,854
		41,574,886
Textiles, Apparel & Luxury Goods 0.1%
Jones Apparel Group, Inc.	306,200	1,292,164
Quiksilver, Inc.*	338,900	433,792
Wolverine World Wide, Inc.	60,800	947,264
		2,673,220
Consumer Staples 11.8%
Beverages 0.9%
PepsiCo, Inc.	313,100	16,118,388
Food & Staples Retailing 3.9%
Kroger Co. (a)	1,040,600	22,081,532
Pantry, Inc.*	31,000	545,910
Sysco Corp.	160,200	3,652,560
Wal-Mart Stores, Inc. (a)	804,100	41,893,610
		68,173,612
Food Products 2.1%
Archer-Daniels-Midland Co. (a)	679,600	18,879,288
Bunge Ltd. (a)	235,400	13,335,410
Chiquita Brands International, Inc.* (a)	135,600	899,028
Darling International, Inc.*	194,100	720,111
Fresh Del Monte Produce, Inc.*	188,700	3,098,454
		36,932,291
Household Products 2.3%
Church & Dwight Co., Inc. (a)	36,500	1,906,395
Colgate-Palmolive Co.	513,900	30,309,822
Procter & Gamble Co.	190,200	8,956,518
		41,172,735
Personal Products 0.2%
Herbalife Ltd.	193,800	2,903,124
Tobacco 2.4%
Altria Group, Inc.	1,065,840	17,074,757
Lorillard, Inc.	104,900	6,476,526
Philip Morris International, Inc.	521,800	18,565,644
		42,116,927
Energy 11.1%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.* (a)	225,700	4,006,175
Apache Corp. (a)	435,900	27,936,831
Arch Coal, Inc. (a)	197,900	2,645,923
Chevron Corp.	410,400	27,595,296
Cimarex Energy Co. (a)	338,000	6,212,440
ConocoPhillips	628,400	24,608,144
Encore Acquisition Co.* (a)	394,500	9,180,015
ExxonMobil Corp.	264,178	17,990,522
Frontline Ltd. (a)	419,200	7,289,888
Hess Corp.	53,000	2,872,600
Mariner Energy, Inc.*	430,200	3,334,050
Massey Energy Co. (a)	69,500	703,340
McMoRan Exploration Co.* (a)	615,800	2,894,260
Occidental Petroleum Corp.	649,900	36,166,935
Sunoco, Inc.	45,100	1,194,248
Valero Energy Corp.	648,100	11,600,990
W&T Offshore, Inc. (a)	278,400	1,712,160
Walter Industries, Inc.	327,400	7,487,638
		195,431,455
Financials 11.3%
Capital Markets 2.2%
Bank of New York Mellon Corp. (a)	1,181,100	33,366,075
State Street Corp. (a)	151,200	4,653,936
		38,020,011
Commercial Banks 1.0%
Marshall & Ilsley Corp. (a)	806,900	4,542,847
SunTrust Banks, Inc. (a)	972,400	11,415,976
Zions Bancorp. (a)	212,000	2,083,960
		18,042,783
Consumer Finance 0.1%
Capital One Financial Corp.	129,700	1,587,528
Cash America International, Inc.	48,800	764,208
		2,351,736
Diversified Financial Services 3.7%
Bank of America Corp.	3,147,000	21,462,540
Citigroup, Inc. (a)	1,855,100	4,693,403
JPMorgan Chase & Co. (a)	1,451,000	38,567,580
PHH Corp.*	39,600	556,380
		65,279,903
Insurance 3.8%
ACE Ltd.	678,000	27,391,200
Aflac, Inc.	60,200	1,165,472
Allied World Assurance Co. Holdings Ltd.	46,300	1,760,789
Aon Corp.	12,000	489,840
Arch Capital Group Ltd.*	51,900	2,795,334
Assurant, Inc.	77,300	1,683,594
Berkshire Hathaway, Inc. "B"* (a)	6,200	17,484,000
Everest Re Group Ltd.	31,800	2,251,440
Hartford Financial Services Group, Inc.	107,100	840,735
The Travelers Companies, Inc. (a)	141,500	5,750,560
W.R. Berkley Corp.	72,800	1,641,640
XL Capital Ltd. "A" (a)	612,600	3,344,796
		66,599,400
Real Estate Investment Trusts 0.4%
Essex Property Trust, Inc. (REIT) (a)	41,400	2,373,876
Rayonier, Inc. (REIT) (a)	128,000	3,868,160
Simon Property Group, Inc. (REIT)	799	27,677
		6,269,713
Real Estate Management & Development 0.1%
The St. Joe Co.* (a)	50,500	845,370
Health Care 15.8%
Biotechnology 2.4%
Amgen, Inc.*	46,600	2,307,632
Gilead Sciences, Inc.* (a)	658,200	30,487,824
Isis Pharmaceuticals, Inc.*	43,900	658,939
Myriad Genetics, Inc.*	82,900	3,769,463
OSI Pharmaceuticals, Inc.* (a)	102,300	3,913,998
PDL BioPharma, Inc.	164,500	1,164,660
		42,302,516
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	462,200	23,673,884
Becton, Dickinson & Co.	298,900	20,098,036
Varian Medical Systems, Inc.* (a)	27,200	827,968
		44,599,888
Health Care Providers & Services 4.8%
Aetna, Inc.	1,085,700	26,415,081
AmerisourceBergen Corp. (a)	55,800	1,822,428
Emergency Medical Services Corp. "A"*	21,700	681,163
Express Scripts, Inc.* (a)	516,000	23,823,720
Humana, Inc.*	282,000	7,354,560
Kindred Healthcare, Inc.*	116,700	1,744,665
Magellan Health Services, Inc.*	17,900	652,276
McKesson Corp.	322,700	11,307,408
Medco Health Solutions, Inc.* (a)	213,800	8,838,492
Universal Health Services, Inc. "B"	34,400	1,318,896
		83,958,689
Life Sciences Tools & Services 0.1%
ICON PLC (ADR)	36,900	595,935
Pharmaceutical Product Development, Inc.	69,000	1,636,680
		2,232,615
Pharmaceuticals 6.0%
Abbott Laboratories	377,200	17,992,440
Eli Lilly & Co.	867,100	28,969,811
Johnson & Johnson (a)	247,000	12,992,200
Merck & Co., Inc. (a)	499,200	13,353,600
Pfizer, Inc. (a)	1,600,600	21,800,172
Teva Pharmaceutical Industries Ltd. (ADR) (a)	73,300	3,302,165
Watson Pharmaceuticals, Inc.*	205,500	6,393,105
		104,803,493
Industrials 11.9%
Aerospace & Defense 4.6%
General Dynamics Corp. (a)	315,500	13,121,645
Goodrich Corp. (a)	340,200	12,890,178
Honeywell International, Inc. (a)	765,920	21,338,531
L-3 Communications Holdings, Inc. (a)	136,500	9,254,700
Lockheed Martin Corp.	54,200	3,741,426
Northrop Grumman Corp. (a)	460,400	20,091,856
Spirit AeroSystems Holdings, Inc. "A"* (a)	78,900	786,633
		81,224,969
Air Freight & Logistics 0.1%
United Parcel Service, Inc. "B"	22,100	1,087,762
Commercial Services & Supplies 0.3%
The Brink's Co. (a)	218,900	5,792,094
Construction & Engineering 1.3%
EMCOR Group, Inc.* (a)	346,600	5,951,122
Fluor Corp. (a)	241,300	8,336,915
Foster Wheeler AG* (a)	323,400	5,649,798
Perini Corp.* (a)	199,900	2,458,770
		22,396,605
Electrical Equipment 0.5%
Acuity Brands, Inc.	29,000	653,660
GrafTech International Ltd.*	1,317,000	8,112,720
		8,766,380
Machinery 3.1%
AGCO Corp.* (a)	494,100	9,684,360
CNH Global NV (a)	74,900	777,462
Cummins, Inc. (a)	389,000	9,900,050
Dover Corp. (a)	47,200	1,245,136
Flowserve Corp.	137,400	7,710,888
Gardner Denver, Inc.*	31,700	689,158
Joy Global, Inc. (a)	206,000	4,387,800
Parker Hannifin Corp. (a)	515,200	17,506,496
Terex Corp.*	177,300	1,640,025
Trinity Industries, Inc. (a)	115,400	1,054,756
		54,596,131
Marine 0.0%
TBS International Ltd. "A"* (a)	54,400	399,840
Professional Services 0.4%
Manpower, Inc.	201,600	6,356,448
Road & Rail 1.6%
Burlington Northern Santa Fe Corp. (a)	56,500	3,398,475
Norfolk Southern Corp. (a)	316,000	10,665,000
Ryder System, Inc.	475,600	13,464,236
		27,527,711
Information Technology 17.5%
Communications Equipment 1.2%
ADC Telecommunications, Inc.*	141,600	621,624
Cisco Systems, Inc.* (a)	555,700	9,319,089
QUALCOMM, Inc.	293,200	11,408,412
		21,349,125
Computers & Peripherals 7.1%
Apple, Inc.* (a)	70,600	7,421,472
Hewlett-Packard Co. (a)	801,400	25,692,884
International Business Machines Corp. (a)	453,230	43,913,455
Lexmark International, Inc. "A"* (a)	583,900	9,850,393
QLogic Corp.* (a)	804,600	8,947,152
Seagate Technology	502,600	3,020,626
Western Digital Corp.* (a)	1,326,600	25,656,444
		124,502,426
Electronic Equipment, Instruments & Components 0.5%
Avnet, Inc.*	54,900	961,299
Dolby Laboratories, Inc. "A"* (a)	67,000	2,285,370
Flextronics International Ltd.*	340,600	984,334
Jabil Circuit, Inc. (a)	814,200	4,526,952
Molex, Inc. "A"	32,887	415,692
		9,173,647
Internet Software & Services 1.9%
eBay, Inc.* (a)	346,800	4,355,808
Google, Inc. "A"* (a)	74,540	25,944,392
VeriSign, Inc.*	85,000	1,603,950
Yahoo!, Inc.* (a)	88,600	1,134,966
		33,039,116
IT Services 3.1%
Accenture Ltd. "A" (a)	602,400	16,559,976
Automatic Data Processing, Inc. (a)	551,800	19,401,288
Computer Sciences Corp.* (a)	400,600	14,758,104
MasterCard, Inc. "A" (a)	16,500	2,763,420
SAIC, Inc.*	25,900	483,553
		53,966,341
Semiconductors & Semiconductor Equipment 0.3%
Altera Corp. (a)	294,900	5,175,495
Software 3.4%
BMC Software, Inc.*	97,900	3,230,700
Microsoft Corp. (a)	2,656,440	48,798,802
Symantec Corp.* (a)	309,820	4,628,711
VMware, Inc. "A"*	104,200	2,461,204
		59,119,417
Materials 3.1%
Chemicals 3.0%
Ashland, Inc.	307,200	3,173,376
CF Industries Holdings, Inc.	305,400	21,723,102
Terra Industries, Inc. (a)	920,600	25,859,654
The Mosaic Co.	52,700	2,212,346
		52,968,478
Metals & Mining 0.1%
Cliffs Natural Resources, Inc.	80,300	1,458,248
Telecommunication Services 3.4%
Diversified Telecommunication Services 3.4%
AT&T, Inc.	872,280	21,981,456
Embarq Corp.	116,200	4,398,170
Verizon Communications, Inc.	1,076,600	32,513,320
		58,892,946
Wireless Telecommunication Services 0.0%
United States Cellular Corp.*	12,400	413,416
Utilities 2.4%
Electric Utilities 1.0%
Duke Energy Corp.	108,900	1,559,448
Edison International	332,600	9,582,206
Exelon Corp.	36,600	1,661,274
NV Energy, Inc.	60,600	569,034
Pepco Holdings, Inc.	107,100	1,336,608
Southern Co.	80,900	2,477,158
		17,185,728
Gas Utilities 0.2%
Atmos Energy Corp.	34,100	788,392
ONEOK, Inc.	136,500	3,088,995
UGI Corp.	28,900	682,329
		4,559,716
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	961,000	5,583,410
Mirant Corp.* (a)	129,900	1,480,860
		7,064,270
Multi-Utilities 0.8%
Dominion Resources, Inc. (a)	159,100	4,930,509
Integrys Energy Group, Inc. (a)	27,100	705,684
NiSource, Inc.	496,100	4,861,780
Sempra Energy	56,000	2,589,440
TECO Energy, Inc.	44,000	490,600
		13,578,013
Total Common Stocks (Cost $2,262,955,351)		1,717,813,442
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.2%
US Treasury Obligations
US Treasury Bills:
0.15%**, 6/11/2009 (b)	960,000	959,655
0.17%**, 6/18/2009 (b)	2,954,000	2,952,975
Total Government & Agency Obligations (Cost $3,912,466)		3,912,630
	Shares	Value ($)

Securities Lending Collateral 39.2%
Daily Assets Fund Institutional, 0.78% (c) (d) (Cost $688,509,435)	688,509,435	688,509,435

Cash Equivalents 1.9%
Cash Management QP Trust, 0.53% (c) (Cost $32,539,208)	32,539,208	32,539,208
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,987,916,460)+	139.2	2,442,774,715
Other Assets and Liabilities, Net	(39.2)	(687,862,846)
Net Assets	100.0	1,754,911,869
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $3,009,530,421. At March 31, 2009, net unrealized depreciation for all securities based on tax cost was $566,755,706. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,187,098 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $614,942,804.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2009 amounted to $658,944,370, which is 37.5% of net assets.
(b) At March 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At March 31, 2009, open future contracts purchased were as follows:
Future	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	6/19/2009	802	32,383,420	31,871,480	(511,940)

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 2,406,322,877	$ (511,940)
Level 2	36,451,838	—
Level 3	—	—
Total	$ 2,442,774,715	$ (511,940)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,266,867,817) — including $658,944,370 of securities loaned	$ 1,721,726,072
Investment in Cash Management QP Trust (cost 32,539,208)	32,539,208
Investment in Daily Assets Fund Institutional (cost $688,509,435)*	688,509,435
Total investments, at value (cost $2,987,916,460)	2,442,774,715
Foreign currency, at value (cost $35,344)	28,518
Deposits with broker for open futures contracts	119
Receivable for investments sold	4,355,744
Receivable for Fund shares sold	138,896
Dividends receivable	2,490,530
Interest receivable	276,110
Receivable for daily variation margin on open futures contracts	430,432
Foreign taxes recoverable	656
Other assets	69,032
Total assets	2,450,564,752
Liabilities
Cash overdraft	4,278,225
Payable upon return of securities loaned	688,509,435
Payable for shares redeemed	668,226
Accrued management fee	499,677
Other accrued expenses and payables	1,697,320
Total liabilities	695,652,883
Net assets, at value	$ 1,754,911,869
Net Assets Consist of
Undistributed net investment income	109,554
Net unrealized appreciation (depreciation) on: Investments	(545,141,745)
Futures	(511,940)
Foreign currency	(6,837)
Accumulated net realized gain (loss)	(942,227,001)
Paid-in capital	3,242,689,838
Net assets, at value	$ 1,754,911,869
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,549,401 ÷ 3,356,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.99
Maximum offering price per share (100 ÷ 94.25 of $9.99)	$ 10.60

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,075,966 ÷ 213,992 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.70

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,987,660 ÷ 306,406 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.75
Class S Net Asset Value, offering and redemption price(a) per share ($1,698,207,472 ÷ 168,559,348 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.07

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($18,091,370 ÷ 1,792,134 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.09
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $100,154)	$ 23,452,031
Interest	3,474
Interest — Cash Management QP Trust	60,020
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,319,475
Total Income	25,835,000
Expenses: Management fee	3,372,087
Administration fee	941,125
Services to shareholders	2,030,793
Professional fees	129,206
Custodian fee	35,194
Distribution and service fees	72,052
Trustees' fees and expenses	19,600
Reports to shareholders	109,396
Registration fees	42,928
Other	40,918
Total expenses before expense reductions	6,793,299
Expense reductions	(460)
Total expenses after expense reductions	6,792,839
Net investment income (loss)	19,042,161
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(540,276,121)
Futures	(2,950,869)
(543,226,990)
Change in net unrealized appreciation (depreciation) on: Investments	(210,301,974)
Futures	(105,074)
Foreign currency	(5,267)
(210,412,315)
Net gain (loss)	(753,639,305)
Net increase (decrease) in net assets resulting from operations	$ (734,597,144)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income (loss)	$ 19,042,161	$ 40,997,105
Net realized gain (loss)	(543,226,990)	(286,943,799)
Change in net unrealized appreciation (depreciation)	(210,412,315)	(650,929,855)
Net increase (decrease) in net assets resulting from operations	(734,597,144)	(896,876,549)
Distributions to shareholders from: Net investment income: Class A	(330,350)	(503,608)
Class B	(11,775)	(2,786)
Class C	(18,338)	(3,684)
Class S	(20,012,673)	(38,324,578)
Institutional Class	(199,596)	(337,952)
Net realized gains: Class A	—	(13,330,961)
Class B	—	(1,625,610)
Class C	—	(1,383,412)
Class S	—	(706,858,936)
Institutional Class	—	(5,191,420)
Total distributions	(20,572,732)	(767,562,947)
Fund share transactions: Proceeds from shares sold	27,658,687	85,653,255
Reinvestment of distributions	18,722,321	708,948,863
Cost of shares redeemed	(184,442,002)	(754,455,363)
Redemption fees	4,782	14,551
Net increase (decrease) in net assets from Fund share transactions	(138,056,212)	40,161,306
Increase (decrease) in net assets	(893,226,088)	(1,624,278,190)
Net assets at beginning of period	2,648,137,957	4,272,416,147
Net assets at end of period (including undistributed net investment income of $109,554 and $1,640,125, respectively)	$ 1,754,911,869	$ 2,648,137,957

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.02	$ 22.80	$ 22.91	$ 22.38	$ 20.05	$ 18.04
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.15	.17	.16[e]	.21	.07
Net realized and unrealized gain (loss)	(4.02)	(4.76)	2.17	1.68	2.35	1.99
Total from investment operations	(3.93)	(4.61)	2.34	1.84	2.56	2.06
Less distributions from: Net investment income	(.10)	(.14)	(.20)	(.14)	(.23)	(.05)
Net realized gains	—	(4.03)	(2.25)	(1.17)	—	—
Total distributions	(.10)	(4.17)	(2.45)	(1.31)	(.23)	(.05)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.99	$ 14.02	$ 22.80	$ 22.91	$ 22.38	$ 20.05
Total Return (%)[c]	(28.08)**	(24.06)[d]	10.59	8.50[e]	12.83[d]	11.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	49	76	80	87	32
Ratio of expenses before expense reductions (%)	1.12*	1.02	1.00	1.02	1.08	1.12
Ratio of expenses after expense reductions (%)	1.12*	1.01	1.00	1.02	1.03	1.12
Ratio of net investment income (loss) (%)	1.63*	.83	.74	.72[e]	.96	.33
Portfolio turnover rate (%)	39**	154	271	101	98	26
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$13.60	$ 22.27	$ 22.45	$ 22.03	$ 19.78	$ 17.90
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.01)	(.01)	(.04)[e]	.02	(.10)
Net realized and unrealized gain (loss)	(3.89)	(4.62)	2.11	1.63	2.31	1.98
Total from investment operations	(3.85)	(4.63)	2.10	1.59	2.33	1.88
Less distributions from: Net investment income	(.05)	(.01)	(.03)	—	(.08)	—
Net realized gains	—	(4.03)	(2.25)	(1.17)	—	—
Total distributions	(.05)	(4.04)	(2.28)	(1.17)	(.08)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.70	$ 13.60	$ 22.27	$ 22.45	$ 22.03	$ 19.78
Total Return (%)[c]	(28.34)**	(24.77)[d]	9.61	7.49[d,e]	11.75[d]	10.50[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4	10	14	20	11
Ratio of expenses before expense reductions (%)	2.03*	1.96	1.85	2.07	2.08	1.99
Ratio of expenses after expense reductions (%)	2.03*	1.93	1.85	2.00	1.94	1.97
Ratio of net investment income (loss) (%)	.72*	(.09)	(.11)	(.26)[e]	.05	(.52)
Portfolio turnover rate (%)	39**	154	271	101	98	26
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.68	$ 22.35	$ 22.51	$ 22.04	$ 19.78	$ 17.89
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.02	(.00)*	.00e*	.03	(.10)
Net realized and unrealized gain (loss)	(3.92)	(4.65)	2.13	1.64	2.31	1.99
Total from investment operations	(3.87)	(4.63)	2.13	1.64	2.34	1.89
Less distributions from: Net investment income	(.06)	(.01)	(.04)	—	(.08)	—
Net realized gains	—	(4.03)	(2.25)	(1.17)	—	—
Total distributions	(.06)	(4.04)	(2.29)	(1.17)	(.08)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.75	$ 13.68	$ 22.35	$ 22.51	$ 22.04	$ 19.78
Total Return (%)[c]	(28.34)**	(24.65)	9.73	7.68[e]	11.86[d]	10.56[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	8	9	11	5
Ratio of expenses before expense reductions (%)	1.90*	1.79	1.79	1.77	1.93	2.02
Ratio of expenses after expense reductions (%)	1.90*	1.79	1.79	1.77	1.89	1.96
Ratio of net investment income (loss) (%)	.85*	.05	(.05)	(.03)[e]	.10	(.51)
Portfolio turnover rate (%)	39**	154	271	101	98	26
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.13	$ 22.95	$ 23.05	$ 22.52	$ 20.17	$ 18.13
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.21	.25	.24[d]	.29	.14
Net realized and unrealized gain (loss)	(4.05)	(4.79)	2.19	1.65	2.37	2.01
Total from investment operations	(3.94)	(4.58)	2.44	1.89	2.66	2.15
Less distributions from: Net investment income	(.12)	(.21)	(.29)	(.19)	(.31)	(.11)
Net realized gains	—	(4.03)	(2.25)	(1.17)	—	—
Total distributions	(.12)	(4.24)	(2.54)	(1.36)	(.31)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.07	$ 14.13	$ 22.95	$ 23.05	$ 22.52	$ 20.17
Total Return (%)	(27.94)**	(23.79)[c]	10.97[c]	8.85[c,d]	13.26	11.86[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,698	2,568	4,145	4,366	2,177	2,240
Ratio of expenses before expense reductions (%)	.71*	.66	.65	.70	.66	.83
Ratio of expenses after expense reductions (%)	.71*	.65	.64	.68	.66	.75
Ratio of net investment income (loss) (%)	2.03*	1.19	1.10	1.06[d]	1.33	.70
Portfolio turnover rate (%)	39**	154	271	101	98	26
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.15	$ 22.98	$ 23.07	$ 22.53	$ 20.18	$ 18.15
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.24	.28	.25[d]	.30	.16
Net realized and unrealized gain (loss)	(4.06)	(4.81)	2.19	1.69	2.38	2.01
Total from investment operations	(3.94)	(4.57)	2.47	1.94	2.68	2.17
Less distributions from: Net investment income	(.12)	(.23)	(.31)	(.23)	(.33)	(.14)
Net realized gains	—	(4.03)	(2.25)	(1.17)	—	—
Total distributions	(.12)	(4.26)	(2.56)	(1.40)	(.33)	(.14)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.09	$ 14.15	$ 22.98	$ 23.07	$ 22.53	$ 20.18
Total Return (%)	(27.85)**	(23.69)	11.12	8.96[c,d]	13.35	11.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	22	33	35	53	38
Ratio of expenses before expense reductions (%)	.51*	.51	.50	.62	.58	.65
Ratio of expenses after expense reductions (%)	.51*	.51	.50	.61	.58	.65
Ratio of net investment income (loss) (%)	2.24*	1.33	1.24	1.13[d]	1.41	.80
Portfolio turnover rate (%)	39**	154	271	101	98	26
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.032 per share and an increase in the ratio of net investment income of 0.13%. Excluding this non-recurring income, total return would have been 0.14% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Growth & Income Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). A futures contract may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use futures contracts in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had an inherited net tax basis capital loss carryforward of approximately $6,318,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($127,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred approximately $371,475,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009.

The Fund has reviewed the tax provisions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $763,183,557 and $929,947,752, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $941,125, of which $141,502 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2009
Class A	$ 65,960	$ 33,607
Class B	6,898	4,445
Class C	6,889	3,569
Class S	1,693,814	905,565
Institutional Class	69	40
	$ 1,773,630	$ 947,226

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investors Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2009
Class B	$ 9,757	$ 1,267
Class C	13,018	1,786
	$ 22,775	$ 3,053

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 41,904	$ 6,507.23%
Class B	3,166	—	.24%
Class C	4,207	148.24%
	$ 49,277	$ 6,655

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009 aggregated $2,323.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for Class B and C shares aggregated $3,695 and $349, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $4,102, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $409 and $51, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	281,714	$ 2,907,947	480,927	$ 8,557,582
Class B	7,135	71,947	21,437	360,226
Class C	24,941	254,429	64,758	1,082,947
Class S	2,037,560	21,316,764	4,290,308	74,848,962
Institutional Class	300,620	3,107,600	45,138	803,538
		$ 27,658,687		$ 85,653,255
Shares issued to shareholders in reinvestment of distributions
Class A	30,197	$ 316,342	741,337	$ 13,240,818
Class B	1,125	11,530	90,757	1,580,985
Class C	1,694	17,398	75,498	1,321,220
Class S	1,723,120	18,177,455	38,236,906	687,276,468
Institutional Class	18,962	199,596	307,504	5,529,372
		$ 18,722,321		$ 708,948,863
Shares redeemed
Class A	(479,750)	$ (4,965,587)	(1,046,560)	$ (17,993,708)
Class B	(98,384)	(989,202)	(252,430)	(4,284,372)
Class C	(93,320)	(914,453)	(123,787)	(2,137,728)
Class S	(16,969,744)	(176,821,800)	(41,377,375)	(724,476,218)
Institutional Class	(71,379)	(750,960)	(264,839)	(5,563,337)
		$ (184,442,002)		$ (754,455,363)
Redemption fees		$ 4,782		$ 14,551
Net increase (decrease)
Class A	(167,839)	$ (1,741,289)	175,704	$ 3,804,842
Class B	(90,124)	(905,710)	(140,236)	(2,343,149)
Class C	(66,685)	(642,626)	16,469	266,439
Class S	(13,209,064)	(137,322,823)	1,149,839	37,663,573
Institutional Class	248,203	2,556,236	87,803	769,601
		$ (138,056,212)		$ 40,161,306

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 855	23338J 830
Fund Number	464	664	764	2064	550

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS/A Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009